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                                                                   Exhibit 23.03



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 28, 1995, included in the Wheelabrator-Rust Savings and Retirement Plan Form 11-K for the year ended December 31, 1994.




                                            ARTHUR ANDERSEN LLP



Birmingham, Alabama
August 28, 1995